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EXHIBIT 10.20


                                 FIRST AMENDMENT
                                       To
                  SERVICES AGREEMENT DATED AS OF MARCH 31, 2004


This FIRST AMENDMENT (this "Amendment") to that certain Services Agreement dated as of March 31, 2004 (the "Agreement") by and between New Visual Corporation (the "Company'), and HelloSoft, Inc. (the "Consultant"), is made and entered into as of March 3 1, 2004 by and among the Company, the Consultant and Adaptive Networks, Inc., a Massachusetts corporation having its place of business at 94 Wells Avenue, Newton, MA 02459 ("Adaptive"). Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Agreement.

In consideration of the mutual agreements herein set forth and other consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

1. This Amendment shall modify the Agreement only with respect to Services provided to the Company by the Consultant that modify Adaptive's high speed powerline technology ("PowerStream Technology") or multiple wideband, high speed communications technology based upon the PowerStream Technology that is jointly owned by the Company and Adaptive ("MWB Technology"). In all other respects, the Agreement shall not be effected by this Amendment and Adaptive shall not be deemed to be a party thereto.

2. Section 3(a) is modified to read in its entirety as follows:

                  (a) "Company's Confidential Information" means any Company or Adaptive proprietary information, technical data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, customers, customer lists, markets, software, developments, inventions, prototypes, specifications, processes, formulas, technology, designs, drawings, engineering, hardware configuration information. marketing, finances or other business information disclosed by the Company or Adaptive either directly or indirectly in writing, orally or by drawings or inspection of parts or equipment. Company's and Adaptive's Confidential Information are of substantial value, and Company's or Adaptive's business, as the case may be, will be impaired if such Confidential Information is improperly disclosed or used.

3. Section 3(d) is modified by the addition of the following sentences at the end thereof:

                  The Company has received confidential and proprietary information from Adaptive, and Adaptive is therefore the type of third party referred to in this Subsection 3(d). Adaptive shall be entitled to enforce in its own right the rights of the Company set forth in this Agreement, to the extent that such rights relate to the PowerStream Technology or the MWB Technology.

4. Section 4(c) is modified to read in its entirety as follows:

                  (c) The Consultant agrees that if, in the course of performing the Services, the Consultant incorporates into any Invention developed hereunder any invention, improvement, development, concept, discovery or other proprietary information owned by the Consultant or in which the Consultant has an interest, the Company and Adaptive are each hereby granted and shall have a nonexclusive, royalty-free, perpetual. irrevocable, worldwide license to make, have made, modify, use, sell, sublicense and otherwise use such item in any fashion whatsoever as part of or in connection with such Invention.

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5. Section 8(b) is modified to read in its entirety as follows:

                  (b) In view of the Consultant's access to the Company's and Adaptive's trade secrets and proprietary know-how, the Consultant further agrees that, during the term of this Agreement and for a period of twelve (12) months after the termination of this Agreement, the Consultant will not, without Company's and Adaptive's prior written consent, design or develop for any third party any designs, inventions, improvements, or discoveries that are identical or similar to the PowerStream Technology or the MWB Technology or that incorporate or are aided by Consultant's having had access to Company's or Adaptive's trade secrets and proprietary know-how. Adaptive shall be entitled to enforce this Subsection 8(b) directly against the Consultant.

6. Section 9(c)(ii) is modified to read in its entirety as follows:

                  (ii) Sections 2, 3, 4 and 8 hereof shall survive termination of this Agreement.

7. Adaptive shall be entitled to indemnification under Section 13 to the same extent as Company.

8. Adaptive shall be entitled to the same rights as Company under Section 14(d).

9. Section 15(d) is modified to read in its entirety as follows:

                  (d) Modifications. No modifications or amendments to this Agreement shall be valid unless in writing and signed by and on behalf of all Parties.

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Except as expressly provided herein, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed all as of the day and year first above written.

HelloSoft, Inc.                           New Visual Corporation

By:    /s/ Chip Stearns                    By:   /s/ Brad Ketch
       -------------------------                 ------------------------
       Authorized Signature                      Authorized Signature
       Chip Stearns                              Brad Ketch
       -------------------------                 ------------------------
       Name (Print or Type)                      Name (Print or Type)

Title:  V.P. of Biz. Dev.                Title: President & CEO
       -------------------------                -------------------------
Date     11/22/04                         Date     11/22/04
       -------------------------                -------------------------

Adaptive Networks, Inc.

By:      /s/ Michael Propp
         ----------------------
         Authorized Signature
         Michael Propp
         ----------------------
         Name (Print or Type)

Title    President
         ----------------------
Date     Nov 29/04
         ----------------------

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